Exhibit 10.2

Execution Copy

INTERCREDITOR AGREEMENT

dated as of

May 11, 2012

among

CITIBANK, N.A.,

as Intercreditor Agent,

CITIBANK, N.A.,

as Administrative Agent under the ABL Credit Agreement,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent under the Cash Flow Credit Agreement,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee under the 2019 First-Lien Notes Indenture,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee under the 1-1/2 Lien Notes Indenture,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent under the 1-1/2 Lien Notes Indenture,

VERSO PAPER FINANCE HOLDINGS LLC

VERSO PAPER HOLDINGS LLC

and

THE SUBSIDIARIES OF VERSO PAPER HOLDINGS LLC NAMED HEREIN

INTERCREDITOR AGREEMENT (this “Agreement”) dated as of May 11, 2012, among CITIBANK, N.A., as Intercreditor Agent, CITIBANK, N.A., as administrative agent under the ABL Credit Agreement referred to herein (together with its successors in substantially the same capacity as may from time to time be appointed, the “ABL Credit Agreement Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent under the Cash Flow Credit Agreement referred to herein (together with its successors in substantially the same capacity as may from time to time be appointed, the “Cash Flow Credit Agreement Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee under the 2019 First-Lien Notes Indenture referred to herein (together with its successors in substantially the same capacity as may from time to time be appointed, the “2019 First-Lien Notes Trustee”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee and collateral agent under the 1-1/2 Lien Notes Indenture referred to herein (together with its successors in substantially the same capacity as may from time to time be appointed, the “Trustee”), VERSO PAPER FINANCE HOLDINGS LLC (“Holdings”), VERSO PAPER HOLDINGS LLC (the “Company”), and the subsidiaries of the Company named herein.

A. The Company is party to (i) the Credit Agreement dated as of May 4, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “ABL Credit Agreement”), among Holdings, the Company, the financial institutions party thereto from time to time, and the ABL Credit Agreement Agent, (ii) the Credit Agreement dated as of May 4, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Cash Flow Credit Agreement”), among Holdings, the Company, the financial institutions party thereto from time to time, and the Cash Flow Credit Agreement Agent, and (iii) the Indenture dated as of March 21, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “2019 First-Lien Notes Indenture”), among the Company and Verso Paper Inc., as joint and several obligors, the subsidiary guarantors party thereto, and Wilmington Trust, National Association, as Trustee. The ABL Credit Agreement, the Cash Flow Credit Agreement and the 2019 First-Lien Notes Indenture have been designated by the Company to be included in the definition of “Credit Agreement” under the 1-1/2 Lien Notes Indenture (as defined below) and the Obligations of the Company and certain of the Company’s Subsidiaries under the Senior Lender Documents executed or delivered pursuant thereto constitute First-Lien Indebtedness and Senior Lender Claims hereunder.

B. The Company is party to the Indenture dated as of May 11, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “1-1/2 Lien Notes Indenture”), among the Company and Verso Paper, Inc., as joint and several obligors, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as Trustee. The Obligations of the Issuers, the Company and certain of the Company’s Subsidiaries under the 1-1/2 Lien Notes Indenture, the Notes, and other Noteholder Documents constitute Second-Priority Claims hereunder.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

1.1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“1-1/2 Lien Indenture Secured Parties” shall mean the Persons holding Noteholder Claims, including the Trustee.

“1-1/2 Lien Notes Indenture” shall have the meaning set forth in the recitals.

“2019 First-Lien Notes Indenture” shall have the meaning set forth in the preamble.

“ABL Credit Agreement” shall have the meaning set forth in the preamble.

“ABL Credit Agreement Agent” shall have the meaning set forth in the preamble.

“Agreement” shall mean this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Law” shall mean Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Cash Flow Credit Agreement” shall have the meaning set forth in the preamble.

“Cash Flow Credit Agreement Agent” shall have the meaning set forth in the preamble.

“Cash Management Obligations” shall mean, with respect to any Person, all obligations, whether now owing or hereafter arising, of such Person in respect of overdrafts and related liabilities or arising from cash management services (including treasury, depositary, overdraft, credit or debit card, electronic funds transfer, netting, automatic clearing house transfers of funds or any similar transactions).

“Collateral Agent” shall mean Wilmington Trust, National Association in its capacity as collateral agent for the holders under the 1-1/2 Lien Notes Indenture.

“Common Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Lender Collateral and Second-Priority Collateral, including without limitation any assets in which the Intercreditor Agent is automatically deemed to have a Lien pursuant to the provisions of Section 2.3.

“Company” shall have the meaning set forth in the preamble.

“Comparable Second-Priority Collateral Document” shall mean, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document, those Second-Priority Collateral Documents that create a Lien on the same Common Collateral, granted by the same Grantor.

“Deposit Account” shall have the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” shall mean that part of the Common Collateral comprised of or contained in Deposit Accounts or Securities Accounts.

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of Senior Lender Claims” shall mean, except to the extent otherwise provided in Section 5.7, payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of (a) all Obligations in respect of all outstanding First-Lien Indebtedness and, with respect to letters of credit or letter of credit guaranties outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement, in each case after or concurrently with the termination of all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid; provided that the Discharge of Senior Lender Claims shall not be deemed to have occurred if such payments are made with the proceeds of other First-Lien Indebtedness that constitutes an exchange or replacement for or a refinancing of such Obligations or Senior Lender Claims. In the event the First-Lien Indebtedness is modified and the Obligations are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code, the Senior Lender Claims shall be deemed to be discharged when the final payment is made, in cash, in respect of such indebtedness and any obligations pursuant to such new indebtedness shall have been satisfied.

“Existing Fixed Rate Junior Lien Notes” shall mean the 8 3/4% Second Priority Senior Secured Notes due 2019, issued by the Issuers.

“Existing Floating Rate Junior Lien Notes” shall mean the Second-Priority Senior Secured Floating Rate Notes due 2014, issued by the Issuers.

“First-Lien Indebtedness” shall mean (a) any Bank Indebtedness (as defined in the 1-1/2 Lien Notes Indenture on the date hereof), including without limitation all Indebtedness incurred by the Company and its Subsidiaries pursuant to (i) the ABL Credit Agreement and the other Loan Documents (as defined in the ABL Credit Agreement), (ii) the Cash Flow Credit Agreement hereof and the other Loan Documents (as defined in the Cash Flow Credit Agreement), and (iii) the 2019 First-Lien Notes Indenture hereof and the other Note Documents (as defined in the 2019 First-Lien Notes Indenture) hereof, in each case that is secured by a Permitted Lien (as defined in the 1-1/2 Lien Notes Indenture on the date hereof and incurred or deemed incurred pursuant to clause (6)(C) of the definition thereof), (b) all other Obligations (not constituting Indebtedness) of the Company and its Subsidiaries under the agreements governing such Bank Indebtedness and (c) all Obligations of the Company and its Subsidiaries in respect of Hedging Obligations or Cash Management Obligations, in each case to a Person that is a holder of such Bank Indebtedness or an affiliate of such holder at the time of entry into such Hedging Obligation or Cash Management Obligation.

“Future First-Lien Indebtedness” shall mean any First-Lien Indebtedness other than First-Lien Indebtedness referred to in clauses (a) and (b) of the definition of First-Lien Indebtedness incurred pursuant to the ABL Credit Agreement, Cash Flow Credit Agreement, the 2019 First-Lien Indenture and the Senior Lender Documents entered into in connection therewith.

“Future Second Lien Indebtedness” shall mean Indebtedness or Obligations (other than Noteholder Claims) of the Company and its Subsidiaries that is to be equally and ratably secured with the Noteholder Claims and is so designated by the Company as Future Second Lien Indebtedness hereunder; provided, however, that such Future Second Lien Indebtedness is permitted to be so incurred in accordance with any Senior Lender Documents and any Second-Priority Documents, as applicable.

“Grantors” shall mean the Company and each of the Subsidiaries that has executed and delivered a Second-Priority Collateral Document or a Senior Collateral Document.

“Hedging Obligations” shall mean, with respect to any Person, all obligations and liabilities, whether now owing or hereafter arising, of such Person in respect of (a) currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements, and currency exchange, interest rate or commodity collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates and/or commodity prices.

“Indebtedness” shall mean and include all obligations that constitute “Indebtedness” within the meaning of the 1-1/2 Lien Notes Indenture or the Senior Credit Agreement.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Intercreditor Agent” shall mean, Citibank, N.A.; provided that from and after the date, if any, on which another agent or trustee is designated “Intercreditor Agent” for purposes of this Agreement by Senior Lenders pursuant to the terms of the Senior Lender Documents, “Intercreditor Agent” shall mean such other agent or trustee.

“Issuers” shall mean (i) the Company, and (ii) Verso Paper, Inc., a Delaware limited liability company.

“Junior Lien Intercreditor Agreement” shall mean the intercreditor agreement dated as of August 1, 2006, among Credit Suisse, Cayman Islands Branch, as agent under the Senior Credit Documents (as defined therein), Wilmington Trust Company, as trustee under each Junior Lien Notes Indenture, the Issuers, each guarantor thereunder and the other parties from time to time party thereto, as heretofore and hereafter amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and the Junior Lien Notes Indentures.

“Junior Lien Notes Indentures” shall mean, collectively, (i) the indenture governing the Existing Floating Rate Junior Lien Notes, dated as of August 1, 2006, and (ii) the indenture governing the Existing Fixed Rate Junior Lien Notes, dated as of January 26, 2011, in each case as each such indenture may heretofore or hereafter be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Lien” shall mean, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Noteholder Claims” shall mean all Obligations in respect of the Notes or arising under the Noteholder Documents or any of them, including all fees and expenses of the Trustee thereunder.

“Noteholder Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Noteholder Claim.

“Noteholder Collateral Agreement” shall mean the Collateral Agreement dated as of the date hereof, among the Company, certain other Grantors and the Collateral Agent in respect of the 1-1/2 Lien Notes Indenture.

“Noteholder Collateral Documents” shall mean the Noteholder Collateral Agreement and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

“Noteholder Documents” shall mean (a) the 1-1/2 Lien Notes Indenture, the Notes, the Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Notes” shall mean (a) (i) the initial $271,573,000 in aggregate principal amount of 11.75% senior secured notes due 2019 co-issued by the Issuers pursuant to the 1-1/2 Lien Notes Indenture, (b) the exchange notes issued in exchange therefor as contemplated by the Registration Rights Agreement dated as of May 11, 2012, among the Issuers, certain of the Company’s Subsidiaries and the initial purchasers party thereto and (c) any additional notes issued under the 1-1/2 Lien Notes Indenture by the Issuers, to the extent permitted by the 1-1/2 Lien Notes Indenture, the ABL Credit Agreement, the Cash Flow Credit Agreement, the 2019 First-Lien Notes Indenture, any other Senior Lender Documents and any Second-Priority Document, as applicable.

“Obligations” shall mean, with respect to any Person, any and all obligations and liabilities of any kind, whether now owing or hereafter arising, including with respect to the payment of (a) any principal of or interest (including interest accrued on or accruing after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit or letter of credit guaranty, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing such Indebtedness and (c) any obligation to post cash collateral in respect of letters of credit or letter of credit guaranties and any other obligations.

“Officers’ Certificate” shall have the meaning set forth in the 1-1/2 Lien Notes Indenture.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” shall mean the Common Collateral in the possession of the Intercreditor Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code.

“Recovery” shall have the meaning set forth in Section 6.4.

“Required Lenders” shall mean, with respect to any Senior Credit Agreement, those Senior Lenders the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent to any departure from such Senior Credit Agreement (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of the Senior Credit Agreement).

“Second-Priority Agents” shall mean (a) the Trustee as agent for the 1-1/2 Lien Indenture Secured Parties and (b) the collateral agent for any Future Second-Lien Indebtedness (including the Collateral Agent).

“Second-Priority Claims” shall mean the Noteholder Claims and all other Obligations in respect of, or arising under, the Second-Priority Documents, including all fees and expenses of the collateral agent for any Future Second-Lien Indebtedness.

“Second-Priority Collateral” shall mean the Noteholder Collateral and all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Future Second-Lien Indebtedness.

“Second-Priority Collateral Agreements” shall mean the Noteholder Collateral Agreement and any comparable agreement with respect to any Future Second-Lien Indebtedness.

“Second-Priority Collateral Documents” shall mean the Noteholder Collateral Documents and any other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Second-Priority Claims or under which rights or remedies with respect to such Liens are at any time governed.

“Second-Priority Documents” shall mean the Noteholder Documents and any other document or instrument evidencing or governing any Future Second-Lien Indebtedness.

“Second-Priority Designated Agent” shall mean such agent or trustee as is designated “Second-Priority Designated Agent” by Second-Priority Secured Parties holding a majority in principal amount of the Second-Priority Claims then outstanding; it being understood and agreed that as of the date of this agreement, the Trustee shall be so designated Second-Priority Designated Agent.

“Second-Priority Lien” shall mean any Lien on any assets of the Company or any other Grantor securing any Second-Priority Claims.

“Second-Priority Secured Parties” shall mean the 1-1/2 Lien Indenture Secured Parties and all other Persons holding any Second-Priority Claims, including the collateral agent for any Future Second-Lien Indebtedness.

“Securities Account” shall have the meaning set forth in the Uniform Commercial Code.

“Senior Collateral Documents” shall mean any agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Senior Lender Claims or under which rights or remedies with respect to such Liens are at any time governed.

“Senior Credit Agreement” shall mean, collectively, the ABL Credit Agreement, the Cash Flow Credit Agreement, the 2019 First-Lien Notes Indenture and any other agreement governing any Future First-Lien Indebtedness.

“Senior Lender Cash Management Obligations” shall mean any Cash Management Obligations secured by any Common Collateral under the Senior Collateral Documents.

“Senior Lender Claims” shall mean all First-Lien Indebtedness outstanding, including any Future First-Lien Indebtedness. Senior Lender Claims shall include all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Document whether or not the claim for such interest or expenses is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Senior Lender Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Lender Claim.

“Senior Lender Documents” shall mean the Senior Credit Agreement, the Senior Collateral Documents and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation) providing for, evidencing or securing any Obligation under the Senior Credit Agreement or any Future First-Lien Indebtedness and any other related document or instrument (including any intercreditor agreements) executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing or securing any Indebtedness arising under any Senior Lender Document.

“Senior Lender Hedging Obligations” shall mean any Hedging Obligations secured by any Common Collateral under the Senior Collateral Documents.

“Senior Lenders” shall mean the Persons holding Senior Lender Claims, including the Senior-Priority Agents.

“Senior-Priority Agents” shall mean (a) the ABL Credit Agreement Agent, (b) the Cash Flow Credit Agreement Agent, (c) the 2019 First-Lien Notes Trustee, (d) each collateral agent for the indebtedness evidenced in (a) through (c) and (e) the administrative agent or collateral agent for any other First-Lien Indebtedness.

“Subsidiary” shall mean any “Subsidiary” of the Company as defined in the 1-1/2 Lien Notes Indenture.

“Trustee” shall mean Wilmington Trust, National Association, in its capacity as trustee under the 1-1/2 Lien Notes Indenture and as collateral agent under the Noteholder Collateral Documents, and its permitted successors.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Lien Priorities.

2.1. Subordination of Liens. Notwithstanding (i) the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the Second-Priority Secured Parties on the Common Collateral or of any Liens granted to the Intercreditor Agent or the Senior Lenders on the Common Collateral, (ii) any provision of the UCC, the Bankruptcy Code, any applicable law, the Second-Priority Documents or the Senior Lender Documents, (iii) whether the Intercreditor Agent or any Senior Lenders, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, hereby agrees that: (a) any Lien on the Common Collateral securing any Senior Lender Claims now or hereafter held by or on behalf of the Intercreditor Agent or any Senior Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any Second-Priority Claims, (b) any Lien on the Common Collateral securing any Second-Priority Claims now or hereafter held by or on behalf of the Trustee, the Collateral Agent or any Second-Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims and (c) with respect to any Second-Priority Claims (and as between the Second-Priority Agents and the Second-Priority Secured Parties), the Liens on the Common Collateral securing any Second-Priority Claims now or hereafter held by or on behalf of the Trustee, the Collateral Agent or any Second-Priority Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall rank equally and ratably in all respects. All Liens on the Common Collateral securing any Senior Lender Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Second-Priority Claims for all purposes, whether or not such Liens securing any Senior Lender Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2. Prohibition on Contesting Liens. Each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, and the Senior-Priority Agents, for itself and on behalf of each applicable Senior Lender, agrees that it shall not (and hereby waives any right to) take any action to challenge, contest or support any other Person in contesting or challenging, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority, validity or enforceability of (a) a Lien securing any Senior Lender Claims held (or purported to be held) by or on behalf of the Intercreditor Agent or any of the Senior Lenders or any agent or trustee therefor in any Senior Lender Collateral or (b) a Lien securing any Second-Priority Claims held (or purported to be held) by or on behalf of any Second-Priority Secured Party in the Common Collateral, as the case may be; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the Intercreditor Agent or any Senior Lender to enforce this Agreement (including the priority of the Liens securing the Senior Lender Claims as provided in Section 2.1) or any of the Senior Lender Documents.

2.3. No New Liens. Subject to Section 11.04 of the 1-1/2 Lien Notes Indenture and any corresponding provision of any Second-Priority Document relating to Future Second-Lien Indebtedness, so long as the Discharge of Senior Lender Claims has not occurred, the parties hereto agree that, after the date hereof, each Second-Priority Agent shall not acquire or hold any Lien on any assets of the Company or any other Grantor securing any Second-Priority Claims that are not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents. Subject to Section 11.04 of the 1-1/2 Lien Notes Indenture and any corresponding provision of any Second-Priority Document relating to Future Second-Lien Indebtedness, if any Second-Priority Agent shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of the Company or any other Grantor that is not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents, then such Second-Priority Agent shall, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such lien for the benefit of the Intercreditor Agent and the Senior Lenders as security for the Senior Lender Claims (subject to the lien priority and other terms hereof) and shall promptly notify the Intercreditor Agent in writing of such Lien and in any event take such actions as may be requested by the Intercreditor Agent to assign or release such Lien to the Intercreditor Agent (and/or its designee) as security for the applicable Senior Lender Claims.

2.4. Perfection of Liens. Neither the Intercreditor Agent nor the Senior Lenders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second-Priority Agents and the Second-Priority Secured Parties. The provisions of this Intercreditor Agreement are intended solely to govern the respective Lien priorities as between the Senior Lenders and the Second-Priority Secured Parties and shall not impose on the Intercreditor Agent, the Second-Priority Agents, the Second-Priority Secured Parties or the Senior Lenders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 3. Enforcement.

3.1. Exercise of Remedies.

(a) So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) no Second-Priority Agent or any Second-Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral in respect of any applicable Second-Priority Claims, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral or any other collateral by the Intercreditor Agent or any Senior Lender in respect of the Senior Lender Claims, the exercise of any right by the Intercreditor Agent or any Senior Lender (or any agent or sub-agent on their behalf) in respect of the Senior Lender Claims under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Second-Priority Agent or any Second-Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies as a secured party relating to the Common Collateral or any other collateral under the Senior Lender Documents or otherwise in respect of Senior Lender Claims, or (z) object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral or any other collateral in respect of Senior Lender Claims and (ii) except as otherwise provided herein, the Intercreditor Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral without any consultation with or the consent of any Second-Priority Agent or any Second-Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second-Priority Agent may file a proof of claim or statement of interest with respect to the applicable Second-Priority Claims and (B) each Second-Priority Agent may take any action (not adverse to the prior Liens on the Common Collateral securing the Senior Lender Claims, or the rights of the Intercreditor Agent or the Senior Lenders to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Collateral. In exercising rights and remedies with respect to the Senior Lender Collateral, the Intercreditor Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) So long as the Discharge of Senior Lender Claims has not occurred, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will not, in the context of its role as secured lender, take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral in respect of the applicable Second-Priority Claims. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Second-Priority Agents and the Second-Priority Secured Parties with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of the applicable Second-Priority Claims pursuant to the Second-Priority Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Senior Lender Claims has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.1(a), (i) each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, agrees that no Second-Priority Agent or any Second-Priority Secured Party will take any action that would hinder any exercise of remedies undertaken by the Intercreditor Agent or the Senior Lenders with respect to the Common Collateral or any other collateral under the Senior Lender Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral or such other collateral, whether by foreclosure or otherwise, and (ii) each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, hereby waives any and all rights it or any Second-Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Intercreditor Agent or the Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Senior Lender Collateral, regardless of whether any action or failure to act by or on behalf of the Intercreditor Agent or Senior Lenders is adverse to the interests of the Second-Priority Secured Parties.

(d) Each Second-Priority Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second-Priority Document shall be deemed to restrict in any way the rights and remedies of the Intercreditor Agent or the Senior Lenders with respect to the Senior Lender Collateral as set forth in this Agreement and the Senior Lender Documents.

3.2. Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that, unless and until the Discharge of Senior Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and the Intercreditor Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral or any other collateral under any of the applicable Second-Priority Documents or otherwise in respect of the applicable Second-Priority Claims.

SECTION 4. Payments.

4.1. Application of Proceeds. So long as the Discharge of Senior Lender Claims has not occurred, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies as a secured party, shall be applied by the Intercreditor Agent to the Senior Lender Claims in such order as specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred. Upon the Discharge of Senior Lender Claims, subject to Section 5.7(c) hereof, the Intercreditor Agent or any Senior Lender holding Common Collateral shall deliver promptly to the Second-Priority Designated Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second-Priority Designated Agent ratably to the Second-Priority Claims and, with respect to each class of Second-Priority Claims, in such order as specified in the relevant Second-Priority Documents.

4.2. Payments Over. Any Common Collateral or proceeds thereof received by any Second-Priority Agent or any Second-Priority Secured Party in connection with the exercise of any right or remedy (including setoff) relating to the Common Collateral in contravention of this Agreement prior to the Discharge of Senior Lender Claims shall be segregated and held in trust for the benefit of and forthwith paid over to the Intercreditor Agent (and/or its designees) for the benefit of the applicable Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Intercreditor Agent is hereby authorized to make any such endorsements as agent for any Second-Priority Agent or any such Second-Priority Secured Party. This authorization is coupled with an interest and is irrevocable.

SECTION 5. Other Agreements.

5.1. Releases.

(a) If, at any time any Grantor or the holder of any Senior Lender Claim delivers notice to each Second-Priority Agent that any specified Common Collateral (including for such purpose, in the case of the sale of all or substantially all of the equity interests in any Subsidiary, any Common Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) is (A) sold, transferred or otherwise disposed of:

(i) by the owner of such Common Collateral in a transaction permitted under the Senior Credit Agreement, the 1-1/2 Lien Notes Indenture and each other Second-Priority Document (if any); or

(ii) during the existence of any Event of Default under (and as defined in) the Senior Credit Agreement to the extent the Intercreditor Agent has consented to such sale, transfer or disposition:

or (B) is otherwise released as permitted by the Senior Credit Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Second-Priority Secured Parties upon such Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Collateral securing Senior Lender Claims are released and discharged. Upon delivery to each Second-Priority Agent of a notice from the Intercreditor Agent stating that any release of Liens securing or supporting the Senior Lender Claims has become effective (or shall become effective upon each Second-Priority Agent’s release) (whether in connection with a sale of such assets by the relevant Grantor pursuant to the preceding sentence or otherwise), each Second-Priority Agent, subject to Section 11.04 of the 1-1/2 Lien Notes Indenture, will promptly execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms. In the case of the sale of all or substantially all of the capital stock of a Grantor or any of its Subsidiaries, the guarantee in favor of the Second-Priority Secured Parties, if any, made by such Grantor or Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Grantor or Subsidiary of Senior Lender Claims is released and discharged.

(b) Each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, hereby irrevocably constitutes and appoints the Intercreditor Agent and any officer or agent of the Intercreditor Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Second-Priority Agent or such holder or in the Intercreditor Agent’s own name, from time to time in the Intercreditor Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of Senior Lender Claims has occurred, each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, hereby consents to the application, whether prior to or after a default, of Deposit Account Collateral or proceeds of Common Collateral or other collateral to the repayment of Senior Lender Claims pursuant to the Senior Lender Documents; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Second-Priority Agents or the Second-Priority Secured Parties to receive proceeds in connection with the Second-Priority Claims not otherwise in contravention of this agreement.

5.2. Insurance. Unless and until the Discharge of Senior Lender Claims has occurred, the Intercreditor Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Common Collateral or any other collateral in respect of the Second-Priority Claims in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral or such other collateral. Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral or such other collateral shall be paid (a) first, prior to the occurrence of the Discharge of Senior Lender Claims, to the Intercreditor Agent for the benefit of Senior Lenders pursuant to the terms of the Senior Lender Documents, (b) second, after the occurrence of the Discharge of Senior Lender Claims, to the Second-Priority Agents for the benefit of the Second-Priority Secured Parties pursuant to the terms of the applicable Second-Priority Documents and (c) third, if no Second-Priority Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second-Priority Agent or any Second-Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Intercreditor Agent in accordance with the terms of Section 4.2.

5.3. Amendments to Second-Priority Collateral Documents.

(a) So long as the Discharge of Senior Lender Claims has not occurred, without the prior written consent of the Intercreditor Agent and the Required Lenders, no Second-Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second-Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. Each Second-Priority Agent agrees that each applicable Second-Priority Collateral Document shall include the following language (or language to similar effect approved by the Intercreditor Agent):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [applicable Second-Priority Agent] pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to the Senior Priority Agents (as defined in the Intercreditor Agreement referred to below) or any agent or trustee for any other Senior Lenders (as defined in the Intercreditor Agreement referred to below), and (ii) the exercise of any right or remedy by the [applicable Second-Priority

Agent] hereunder is subject to the limitations and provisions of the Intercreditor Agreement dated as of May 11, 2012 (as further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Citibank, N.A., as Intercreditor Agent and as administrative agent under the ABL Credit Agreement, Credit Suisse AG, Cayman Islands Branch, as administrative agent under the Cash Flow Credit Agreement, Wilmington Trust, National Association, as trustee under the 2019 First-Lien Notes Indenture, Wilmington Trust, National Association, as trustee under the 1-1/2 Lien Notes Indenture, Verso Paper Finance Holdings LLC, Verso Paper Holdings, LLC and the subsidiaries party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern”.

(b) In the event that the Intercreditor Agent or the Senior Lenders under the Senior Credit Agreement or, if there is no Senior Credit Agreement, any other Senior Lenders, enter into any amendment, waiver or consent in respect of or replace any of the Senior Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Intercreditor Agent, the Senior Lenders, the Company or any other Grantor thereunder (including the release of any Liens in Senior Lender Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Second-Priority Collateral Document without the consent of any Second-Priority Agent or any Second-Priority Secured Party and without any action by any Second-Priority Agent, the Company or any other Grantor; provided, that such amendment, waiver or consent does not materially adversely affect the rights of the Second-Priority Secured Parties or the interests of the Second-Priority Secured Parties in the Second-Priority Collateral and not the other creditors of the Company or such Grantor, as the case may be, that have a security interest in the affected collateral in a like or similar manner (without regard to the fact that the Lien of such Senior Collateral Document is senior to the Lien of the Comparable Second-Priority Collateral Document). The Intercreditor Agent shall give written notice of such amendment, waiver or consent to each Second-Priority Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment with respect to the provisions of any Second Priority Collateral Document as set forth in this Section 5.3(b).

5.4. Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Second-Priority Agents and the Second-Priority Secured Parties may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the Second-Priority Claims in accordance with the terms of the applicable Second-Priority Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by any Second-Priority Agent or any Second-Priority Secured Party of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by any Second-Priority Agent or any Second-Priority Secured Party of rights or remedies as a secured creditor in respect of Common Collateral or other collateral or enforcement in contravention of this Agreement of any Lien in respect of Second-Priority Claims held by any of them. In the event any Second-Priority Agent or any Second-Priority Secured Party becomes a judgment lien creditor or other secured creditor in respect of Common Collateral or other collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second-Priority

Claims or otherwise, such judgment or other lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Second-Priority Claims are so subordinated to such Liens securing Senior Lender Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Intercreditor Agent or the Senior Lenders may have with respect to the Senior Lender Collateral.

5.5. Intercreditor Agent as Gratuitous Bailee for Perfection.

(a) The Intercreditor Agent and each other Senior-Priority Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Second-Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5.

(b) The Intercreditor Agent and each other Senior-Priority Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Intercreditor Agent or any such Senior-Priority Agent as gratuitous bailee for each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Second-Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5.

(c) In the event that the Intercreditor Agent (or its agent or bailees) or any other Senior-Priority Agent has Lien filings against intellectual property that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, the Intercreditor Agent and each such Senior-Priority Agent agrees to hold such Liens as gratuitous bailee for each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the Second-Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5.

(d) Except as otherwise specifically provided herein (including Sections 3.1 and 4.1), until the Discharge of Senior Lender Claims has occurred, the Intercreditor Agent and each other Senior-Priority Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if the Liens under the Second-Priority Collateral Documents did not exist. The rights of the Second-Priority Agents and the Second-Priority Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(e) The Intercreditor Agent and each other Senior-Priority Agent shall have no obligation whatsoever to any Second-Priority Agent or any Second-Priority Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the Intercreditor Agent and each other Senior-Priority Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee for each Second-Priority Agent for purposes of perfecting the Lien held by the Second-Priority Secured Parties.

(f) The Intercreditor Agent and each other Senior-Priority Agent shall not have by reason of the Second-Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Second-Priority Agent or any Second-Priority Secured Party and the Second-Priority Agents and the Second-Priority Secured Parties hereby waive and release the Intercreditor Agent and each other Senior-Priority Agent from all claims and liabilities arising pursuant to the Intercreditor Agent’s or any Senior-Priority Agent’s role under this Section 5.5, as agent and gratuitous bailee with respect to the Common Collateral.

(g) Upon the Discharge of Senior Lender Claims, the Intercreditor Agent and any other Senior-Priority Agent holding Common Collateral shall deliver to the Second-Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and the Deposit Account Collateral (if any) together with any necessary endorsements (or otherwise allow the Second-Priority Designated Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Intercreditor Agent and each other Senior-Priority Agent for loss or damage suffered by the Intercreditor Agent or any such Senior-Priority Agent as a result of such transfer except for loss or damage suffered by the Intercreditor Agent or such Senior-Priority Agent as a result of its own willful misconduct, gross negligence or bad faith. The Intercreditor Agent and each other Senior-Priority Agent have no obligation to follow instructions from any Second-Priority Agent in contravention of this Agreement.

(h) Neither the Intercreditor Agent nor the Senior Lenders shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Intercreditor Agent or the Senior Lenders under the Senior Credit Agreement or the Senior Collateral Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

5.6. Second-Priority Designated Agent as Gratuitous Bailee for Perfection.

(a) Upon the Discharge of Senior Lender Claims, the Second-Priority Designated Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the other Second-Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the applicable Second-Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(b) Upon the Discharge of Senior Lender Claims, the Second-Priority Designated Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Second-Priority Designated Agent as gratuitous bailee for the other Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Second-Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(c) In the event that the Second-Priority Designated Agent (or its agent or bailees) has Lien filings against intellectual property that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, upon the Discharge of Senior Lender Claims, the Second-Priority Designated Agent agrees to hold such Liens as gratuitous bailee for the other Second-Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the applicable Second-Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(d) The Second-Priority Designated Agent, in its capacity as gratuitous bailee, shall have no obligation whatsoever to the other Second-Priority Agents to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.6. The duties or responsibilities of the Second-Priority Designated Agent under this Section 5.6 upon the Discharge of Senior Lender Claims shall be limited solely to holding the Pledged Collateral as gratuitous bailee for the other Second-Priority Agents for purposes of perfecting the Lien held by the applicable Second-Priority Secured Parties.

(e) The Second-Priority Designated Agent shall not have by reason of the Second-Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the other Second-Priority Agents (or the Second-Priority Secured Parties for which such other Second-Priority Agents is agent) and the other Second-Priority Agents hereby waive and release the Second-Priority Designated Agent from all claims and liabilities arising pursuant to the Second-Priority Designated Agent’s role under this Section 5.6, as agent and gratuitous bailee with respect to the Common Collateral.

(f) In the event that the Second-Priority Designated Agent shall cease to be so designated the Second-Priority Designated Agent pursuant to the definition of such term, the then Second-Priority Designated Agent shall deliver to the successor Second-Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and the Deposit Account Collateral (if any) together with any necessary endorsements (or otherwise allow the successor Second-Priority Designated Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct, and such successor Second-Priority Designated Agent shall perform all duties of the Second-Priority Designated Agent as set forth herein. The Company shall take such further action as is required to effectuate the transfer contemplated hereto and shall indemnify the Second-Priority

Designated Agent for loss or damage suffered by the Second-Priority Designated Agent as a result of such transfer except for loss or damage suffered by the Second-Priority Designated Agent as a result of its own willful misconduct, gross negligence or bad faith. The Second-Priority Designated Agent has no obligation to follow instructions from the successor Second-Priority Designated Agent in contravention of this Agreement.

5.7. Release Upon Discharge of Senior Lender Claims; No Release If Event of Default; Reinstatement.

(a) Except as otherwise provided in clause (b) of this Section 5.7, upon the Discharge of Senior Lender Claims and the concurrent release of the Liens securing Senior Lender Claims, the Liens in favor of the Second-Priority Secured Parties shall automatically be released and discharged.

(b) Notwithstanding any other provisions contained in this Agreement, if an Event of Default (as defined in the 1-1/2 Lien Notes Indenture or any other Second-Priority Document, as applicable) exists on the date on which all First-Lien Indebtedness is repaid in full and terminated (including all commitments and letters of credit thereunder), the second-priority Liens on the Second-Priority Collateral securing the Second-Priority Claims relating to such Event of Default will not be released, except to the extent such Collateral or any portion thereof was disposed of in order to repay the First-Lien Indebtedness secured by such Collateral, and thereafter the applicable Second-Priority Agent will have the right to direct the Intercreditor Agent to foreclose upon such Collateral (but in such event, the Liens on such Collateral securing the applicable Second-Priority Claims will be released when such Event of Default and all other Events of Default under the 1-1/2 Lien Notes Indenture or any other Second-Priority Document, as applicable, cease to exist).

(c) If, at any time after the Discharge of Senior Lender Claims has occurred, the Company incurs and designates any Future First-Lien Indebtedness and the related Liens are incurred in reliance on clause (6)(C) of the definition of “Permitted Liens” in the 1-1/2 Lien Notes Indenture, then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and the applicable agreement governing such Future First-Lien Indebtedness shall automatically be treated as a Senior Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the Intercreditor Agent of amendments, waivers and consents hereunder. Upon receipt of notice of such designation (including the identity of the new Intercreditor Agent), each Second-Priority Agent shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments or supplements to this Agreement, as the Company or such new Intercreditor Agent shall reasonably request in writing in order to provide the new Intercreditor Agent the rights of the Intercreditor Agent contemplated hereby and (ii) to the extent then held by any Second-Priority Agent, deliver to the Intercreditor Agent the Pledged Collateral that is Common Collateral together with any necessary endorsements (or otherwise allow such Intercreditor Agent to obtain possession or control of such Pledged Collateral).

SECTION 6. Insolvency or Liquidation Proceedings.

6.1. Financing Issues. If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Intercreditor Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision in any Bankruptcy Law (“DIP Financing”), then each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest (a) such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by the proviso in clause (ii) of Section 3.1(a) and Section 6.3) and, to the extent the Liens securing the Senior Lender Claims under the Senior Credit Agreement or, if no Senior Credit Agreement exists, under the other Senior Lender Documents are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral and any other collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second-Priority Claims are so subordinated to Liens securing Senior Lender Claims under this Agreement, (b) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Lender Claims made by the Intercreditor Agent or any holder of Senior Lender Claims, (c) any lawful exercise by any holder of Senior Lender Claims of the right to credit bid Senior Lender Claims at any sale in foreclosure of Senior Lender Collateral, (d) any other request for judicial relief made in any court by any holder of Senior Lender Claims relating to the lawful enforcement of any Lien on Senior Lender Collateral or (e) any order relating to a sale of assets of any Grantor for which the Intercreditor Agent has consented that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the Senior Lender Claims and the Second-Priority Claims will attach to the proceeds of the sale on the same basis of priority as the Liens securing the Senior Lender Collateral rank to the Liens securing the Second-Priority Collateral in accordance with this Agreement.

6.2. Relief from the Automatic Stay. Until the Discharge of Senior Lender Claims has occurred, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral or any other collateral, without the prior written consent of the Intercreditor Agent and the Required Lenders.

6.3. Adequate Protection. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Intercreditor Agent or the Senior Lenders for adequate protection or (b) any objection by the Intercreditor Agent or the Senior Lenders to any motion, relief, action or proceeding based on the Intercreditor Agent’s or the Senior Lenders’ claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then each Second-Priority Agent, on behalf of itself and any applicable Second-Priority Secured Party, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second-Priority Claims are so subordinated to the Liens securing Senior Lender Claims under this Agreement and (ii) in the event any Second-Priority Agent, on behalf of itself or any applicable Second-Priority Secured Party, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then such Second-Priority Agent, on behalf of itself or each such Second-Priority Secured Party, agrees that the Senior-Priority Agents shall also be granted a senior Lien on such additional collateral as security for the applicable Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Second-Priority Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Second-Priority Claims are so subordinated to such Liens securing Senior Lender Claims under this Agreement.

6.4. Preference Issues. If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto the Senior Lender Claims shall be deemed to be reinstated to the extent of such Recovery and to be outstanding as if such payment had not occurred and the Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts and shall have all rights hereunder until such time. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.5. Application. This Agreement shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Common Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.6. Waivers. Until the Discharge of Senior Lender Claims has occurred, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, will not assert or enforce any claim under Section 506(c) of the United States Bankruptcy Code senior to or on a parity with the Liens securing the Senior Lender Claims for costs or expenses of preserving or disposing of any Common Collateral or other collateral.

SECTION 7. Reliance; Waivers; etc.

7.1. Reliance. The consent by the Senior Lenders to the execution and delivery of the Second-Priority Documents to which the Senior Lenders have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, acknowledges that it and the applicable Second-Priority Secured Parties have, independently and without reliance on the Intercreditor Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Second-Priority Document, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the applicable Second-Priority Document or this Agreement.

7.2. No Warranties or Liability. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, acknowledges and agrees that neither the Intercreditor Agent nor any Senior Lender has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Lender Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that any Second-Priority Agent or any of the Second-Priority Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Intercreditor Agent nor any Senior Lender shall have any duty to any Second-Priority Agent or any Second-Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Second-Priority Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Intercreditor Agreement, the Intercreditor Agent, the Senior Lenders, the Second-Priority Agents and the Second-Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Second-Priority Claims, the Senior Lender Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

7.3. Obligations Unconditional. All rights, interests, agreements and obligations of the Intercreditor Agent and the Senior Lenders, and the Second-Priority Agents and the Second-Priority Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Lender Documents or any Second-Priority Documents;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Second-Priority Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document or of the terms of the 1-1/2 Lien Notes Indenture or any other Second-Priority Document;

(c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Second-Priority Claims or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Senior Lender Claims, or of any Second-Priority Agent or any Second-Priority Secured Party in respect of this Agreement.

SECTION 8. Miscellaneous.

8.1. Conflicts. Subject to Section 8.19, in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Lender Document or any Second-Priority Document, the provisions of this Agreement shall govern.

8.2. Continuing Nature of this Agreement; Severability. Subject to Section 6.4, this Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred or such later time as all the Obligations in respect of the Second-Priority Claims shall have been paid in full. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to each Second-Priority Agent or any Second-Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting Senior Lender Claims in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3. Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by any Second-Priority Agent or any Senior-Priority Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected. Notwithstanding anything in this Section 8.3 to the contrary, this Agreement may be amended from time to time at the request of the Company, at the Company’s expense, and without the consent of any Second-Priority Agent, any Senior-Priority Agent, any Senior Lender or any Second-Priority Secured Party to (i) add other parties holding Future Second-Lien Indebtedness (or any agent or trustee therefor) and Future First-Lien Indebtedness (or any agent or trustee therefor) in each case to the extent such Indebtedness is not prohibited by the Senior Credit Agreement, the 1-1/2 Lien Notes Indenture or any other Second-Priority Document governing Future Second-Lien Indebtedness, (ii) in the case of Future Second-Lien Indebtedness, (a) establish that the Lien on the Common Collateral securing such Future Second-Lien Indebtedness shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Second-Priority Claims, and (b) provide to the holders of such Future Second-Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the Intercreditor Agent) as are provided to the holders of Second-Priority Claims under this Agreement, and (iii) in the case of Future First-Lien Indebtedness, (a) establish that the Lien on the Common Collateral securing such Future First-Lien Indebtedness shall be superior in all respects to all Liens on the Common Collateral securing any Second-Priority Claims and any Future Second-Lien Indebtedness and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Senior Lender Claims, and (b) provide to the holders of such Future First-Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits as are provided to the holders of Senior Lender Claims under this Agreement, in each case so long as such modifications do not expressly violate the provisions of the Senior Credit Agreement, the 1-1/2 Lien Notes Indenture or any other Second-Priority Document governing Future Second-Lien Indebtedness. Any such additional party and each Second-Priority Agent shall be entitled to rely on the determination of officers of the Company that such modifications do not violate the Senior Credit Agreement, the 1-1/2 Lien Notes Indenture or any other Second-Priority Document governing Future Second-Lien Indebtedness if such determination is set forth in an Officers’ Certificate delivered to such party, the Intercreditor Agent and each Second-Priority Agent; provided, however, that such determination will not affect whether or not the Company has complied with its undertakings in the Senior Credit Agreement, the Senior Collateral Documents, the 1-1/2 Lien Notes Indenture, any other Second-Priority Document governing Future Second-Lien Indebtedness, the Second-Priority Collateral Documents or this Agreement.

8.4. Information Concerning Financial Condition of the Company and the Subsidiaries. The Intercreditor Agent, the Senior Lenders, each Second-Priority Agent and the Second-Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the Second-Priority Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Second-Priority Claims or the Senior Lender Claims. The Intercreditor Agent, the Senior Lenders, each Second-Priority Agent and the Second-Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Intercreditor Agent, any Senior Lender, any Second-Priority Agent or any Second-Priority Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the Intercreditor Agent, the Senior Lenders, the Second-Priority Agents and the Second-Priority Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5. Subrogation. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

8.6. Application of Payments. Except as otherwise provided herein, all payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate, consistent with the terms of the Senior Lender Documents. Except as otherwise provided herein, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, assents to any such extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7. Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

8.8. Notices. All notices to the Second-Priority Secured Parties and the Senior Lenders permitted or required under this Agreement may be sent to the Trustee, the Intercreditor Agent, any Senior-Priority Agent or any Second-Priority Agent as provided in the 1-1/2 Lien Notes Indenture, the ABL Credit Agreement, the Cash Flow Credit Agreement, the 2019 First-Lien Notes Indenture, the other relevant Senior Lender Document or the relevant Second-Priority Document, as applicable. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. The Senior-Priority Agents hereby agree to promptly notify each Second-Priority Agent upon payment in full in cash of all Indebtedness under the applicable Senior Lender Documents (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made).

8.9. Further Assurances. Each of the Second-Priority Agents, on behalf of itself and each applicable Second-Priority Secured Party, and the Intercreditor Agent, on behalf of itself and each Senior Lender, agrees that each of them shall take such further action and shall execute and deliver to the Intercreditor Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Intercreditor Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11. Binding on Successors and Assigns. This Agreement shall be binding upon the Intercreditor Agent, the Senior Lenders, the Second-Priority Agents, the Second-Priority Secured Parties, the Company, the Company’s Subsidiaries party hereto and their respective permitted successors and assigns.

8.12. Specific Performance. The Intercreditor Agent may demand specific performance of this Agreement. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Intercreditor Agent.

8.13. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile, each of which shall be an original and all of which shall together constitute one and the same document.

8.15. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Intercreditor Agent represents and warrants that this Agreement is binding upon the Senior Lenders. The Trustee represents and warrants that this Agreement is binding upon the 1-1/2 Lien Indenture Secured Parties.

8.16. No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Senior Lender Claims and Second-Priority Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18. Intercreditor Agent and Second-Priority Agents. It is understood and agreed that (a) Citibank, N.A. is entering into this Agreement in its capacity as administrative agent under the ABL Credit Agreement and the provisions of Article 9 of the ABL Credit Agreement applicable to Citibank, N.A. as administrative agent thereunder shall also apply to Citibank, N.A. as Intercreditor Agent and as ABL Credit Agreement Agent hereunder, (b) Credit Suisse AG, Cayman Islands Branch is entering into this Agreement in its capacity as administrative agent under the Cash Flow Credit Agreement and the provisions of Article 9 of the Cash Flow Credit Agreement applicable to Credit Suisse AG, Cayman Islands Branch as administrative agent thereunder shall also apply to Credit Suisse AG, Cayman Islands Branch hereunder, (c) Wilmington Trust Company, National Association is entering in this Agreement in its capacity as trustee under the 2019 First-Lien Notes Indenture, and the provisions of Article 7 of the 2019 First-Lien Notes Indenture applicable to the Trustee thereunder shall also apply to the Trustee hereunder, and (d) Wilmington Trust Company, National Association is entering into this Agreement in its capacity as trustee under the 1-1/2 Lien Notes Indenture, and the provisions of Article 7 of the 1-1/2 Lien Notes Indenture applicable to the Trustee thereunder shall also apply to the Trustee hereunder.

8.19. Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Senior Credit Agreement, the 1-1/2 Lien Notes Indenture or any other Senior Lender Documents or Second-Priority Documents entered into in connection with the Senior Credit Agreement, the 1-1/2 Lien Notes Indenture or any other Senior Lender Document or Second-Priority Document or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Lender Documents entered into in connection with the Senior Credit Agreement, the 1-1/2 Lien Notes Indenture or any other Second-Priority Documents, (b) change the relative priorities of the Senior Lender Claims or the Liens granted under the Senior Lender Documents on the Common Collateral (or any other assets) as among the Senior Lenders, (c) otherwise change the relative rights of the Senior Lenders in respect of the Common Collateral as among such Senior Lenders or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Lender Document entered into in connection with the Senior Credit Agreement, the 1-1/2 Lien Notes Indenture or any other Second-Priority Documents.

8.20. References. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of the

1-1/2 Lien Notes Indenture (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the 1-1/2 Lien Notes Indenture, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the 1-1/2 Lien Notes Indenture, and (2) approved in writing by, or on behalf of, the requisite Senior Lenders as are needed under the terms of the Senior Credit Agreement to approve such amendment or modification.

8.21. Intercreditor Agreements. Notwithstanding anything to the contrary contained in this Agreement, each party hereto agrees that the Senior Lenders (as among themselves) and the Second-Priority Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) governing the rights, benefits and privileges as among the Senior Lenders or the Second-Priority Secured Parties, as the case may be, in respect of the Common Collateral, this Agreement and the other Senior Collateral Documents or Second-Priority Collateral Documents, as the case may be, including as to application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as (A) the terms thereof do not violate or conflict with the provisions of this Agreement or the other Senior Collateral Documents or Second-Priority Collateral Documents, as the case may be, and (B) in the case of any such intercreditor agreement (or similar arrangement) affecting any Senior Lenders, such Senior Lenders shall not be bound thereby unless the Senior-Priority Agent acting on behalf of such Senior Lenders enters into any such intercreditor agreement (or similar arrangement) having either been authorized under the applicable Senior Lender Document to enter into such intercreditor agreement (or similar arrangement) or is instructed or authorized by the requisite percentage of Senior Lenders thereunder to do so. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other Senior Collateral Document or Second-Priority Collateral Document, and the provisions of this Agreement and the other Senior Collateral Documents and Second-Priority Collateral Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

8.22. Designation of Intercreditor Agent Under Junior Lien Intercreditor Agreement. Until the Discharge of Senior Lender Claims, the Trustee and each other Second-Priority Agent hereby appoint as “Intercreditor Agent” under the Junior Lien Intercreditor Agreement such agent or trustee as is designated “Intercreditor Agent” hereunder. On the date hereof, the Intercreditor Agent is Citibank, N.A. Following the Discharge of Senior Lender Claims, the “Intercreditor Agent” under the Junior Lien Intercreditor Agreement shall be such agent or trustee as is designated “Second-Priority Designated Agent” hereunder.

8.23. Supplements. Upon the execution by any Subsidiary of Borrower of a supplement hereto in form and substance satisfactory to the Intercreditor Agent, such Subsidiary shall be a party to this Agreement and shall be bound by the provisions hereof to the same extent as the Company and each other Grantor are so bound.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CITIBANK, N.A.,
as Intercreditor Agent

By:	/s/ Brendan Mackay
Name: Brendan Mackay
Title: Director

CITIBANK, N.A., as Administrative Agent under the ABL Credit Agreement

By:	/s/ Brendan Mackay
Name: Brendan Mackay
Title: Director

[Signature Page to 1.5 Lien Intercreditor Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent under the Cash Flow Credit Agreement

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

[Signature Page to 1.5 Lien Intercreditor Agreement]

VERSO PAPER FINANCE HOLDINGS LLC
VERSO PAPER HOLDINGS LLC
VERSO PAPER INC.
VERSO PAPER LLC
VERSO ANDROSCOGGIN LLC
VERSO BUCKSPORT LLC
VERSO SARTELL LLC
VERSO QUINNESEC LLC
VERSO MAINE ENERGY LLC
VERSO FIBER FARM LLC
VERSO QUINNESEC REP HOLDING INC.
NEXTIER SOLUTIONS CORPORATION

By:	/s/ Robert P. Mundy
Name: Robert P. Mundy
Title: Senior Vice President and Chief Financial Officer

[Signature Page to 1.5 Lien Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee under the 2019 First-Lien Notes Indenture

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee under the 1-1/2 Lien Notes Indenture

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent under the 1-1/2 Lien Notes Indenture

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to 1.5 Lien Intercreditor Agreement]